Trade and other payables (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Trade and other payables [Line Items]
V.A.T		$ 1,118	$ 1,102
Trade payables		52,557	23,650
Payables to related parties	[1]	31,184	27,801
Customer advance payments		10,000	20,000
Staff costs to be paid		9,143	7,749
Royalties to be paid		4,110	1,503
Taxes and other debts to be paid		4,191	3,355
To be paid to co-venturers		10,015	1,614
Trade and other payables		122,318	86,774
Current		96,397	52,008
Non current		$ 25,921	$ 34,766

[1]	The outstanding amount corresponds to advanced cash call payments granted by LGI to GeoPark Chile S.A. for financing Chilean operations in TdF’s blocks. The expected maturity of these balances is July 2020 and the applicable interest rate is 8% per annum.